UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On December 13, 2022, American Airlines Group Inc. (“AAG”) and American Airlines, Inc., a wholly owned subsidiary of AAG (“AAI” and, together with AAG, the “Company”) filed a Form 8-K announcing the appointment of Mr. Devon E. May as Executive Vice President and Chief Financial Officer, which filing indicated that it would be amended upon the determination of the compensation arrangements applicable to Mr. May. Such Form 8-K is hereby amended to provide as follows:
On May 2, 2023, the compensation committee of the Board of Directors of AAG approved Mr. May’s total target direct compensation in connection with his promotion to Chief Financial Officer, including a base salary of $775,000, target cash incentive opportunity at 125% of base salary and a long-term incentive grant in the form of restricted stock units valued at $2,360,000, with 33.33% of the grant vesting based on continued service through the first anniversary of the grant date, 16.67% of the grant vesting based on continued service through the second anniversary of the grant date and 50% of the grant vesting no earlier than the third anniversary of the grant date subject to attainment of certain performance criteria.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: May 5, 2023	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Corporate Affairs and Chief Legal Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: May 5, 2023	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Corporate Affairs and Chief Legal Officer